                                                                    Exhibit 99.5

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2001
(in thousands)

                                                Luminant       Luminant      Luminant       Lante        Pro Forma       Pro Forma
                                               Historical    Adjustments (A) Adjusted     Historical    Adjustments       Combined
                    Assets
Current Assets:
Cash & cash equivalents                        $      919    $      (919)    $    -       $   36,293    $    (6,238) (B) $  30,055
Short-term investments                                -                                       28,149                        28,149
Cash pledged as security for line of credit         7,800         (7,800)         -              -                             -
Accounts receivable, net of allowance              12,217        (11,409)         808          7,216                         8,024
Other deferred income taxes                           -                           -            1,768                         1,768
Prepaid expenses & other assets                       170           (170)         -            1,500                         1,500
                                               ----------    -----------     --------     ----------    -----------      ---------
Total Current Assets                               21,106        (20,298)         808         74,926         (6,238)        69,496
                                               ----------    -----------     --------     ----------    -----------      ---------
Property & equipment, net of
  accumulated depreciation                         11,647         (9,848)       1,799          7,001           (428) (E)     8,372
                                               ----------    -----------     --------     ----------    -----------      ---------

Other Assets:
Noncurrent deferred income taxes                      -                           -           20,690                        20,690
Intangible assets, net                                -                           -                           1,597  (C)     1,597
Goodwill                                                                                                      3,003  (D)     3,003
Other assets                                        1,102         (1,102)         -              780                           780
                                               ----------    -----------     --------     ----------    -----------      ---------
Total Assets                                   $   33,855    $   (31,248)    $  2,607     $  103,397    $    (2,066)     $ 103,938
                                               ==========    ===========     ========     ==========    ===========      =========

Liabilities and Stockholders' Equity (Deficit)

Current Liabilities:
Accounts payable                               $    8,127    $    (8,127)    $    -       $    4,003                     $   4,003
Accrued compensation and other related costs          -                           -            4,563                         4,563
Deferred revenue                                      -                           -              430                           430
Accrued restructuring costs                           -                           -            6,483                         6,483
Other current liabilities                             -                           -               95                            95
Customer deposits                                     283           (283)         -              -                             -
Accrued and other liabilities                       4,441         (4,441)         -              -              541  (F)       541
Contingent consideration                            2,619         (2,619)         -              -                             -
Line of credit                                      7,630         (7,630)         -              -                             -
6% convertible debentures                          14,575        (14,575)         -              -                             -
Current maturities long-term debt                   2,520         (2,520)         -              -                             -
                                               ----------    -----------     --------     ----------    -----------      ---------
Total Current Liabilities                          40,195        (40,195)                     15,574            541         16,115
                                               ----------    -----------     --------     ----------    -----------      ---------

Non-Current Liabilities:
Long-term debt, net of current maturities             464           (464)         -              -                             -
Other long-term liabilities                           -                           -              408                           408
                                               ----------    -----------     --------     ----------    -----------      ---------
Total Long-Term Liabilities                           464           (464)                        408                           408
                                               ----------    -----------     --------     ----------    -----------      ---------
Total Liabilities                                  40,659        (40,659)                     15,982            541         16,523
                                               ----------    -----------     --------     ----------    -----------      ---------

Commitment and Contingencies                          -                           -              -

Stockholders deficit:
Common stock                                          307                         307            407           (307) (G)       407
Additional paid in capital                        455,352                     455,352        139,970       (455,352) (G)   139,970
Retained deficit                                 (462,463)         9,411     (453,052)       (47,832)       453,052  (G)   (47,832)
Deferred compensation                                 -                           -           (1,512)                       (1,512)
Note receivable - stockholder                         -                           -           (3,618)                       (3,618)
                                               ----------    -----------     --------     ----------    -----------      ---------
Total Stockholders Equity (Deficit)                (6,804)         9,411        2,607         87,415         (2,607)        87,415
Total Liabilities and Stockholders'
  Equity (Deficit)                             $   33,855    $   (31,248)    $  2,607     $  103,397    $    (2,066)     $ 103,938
                                               ==========    ===========     ========     ==========    ===========      =========

----------

                  See Notes to Unaudited Pro Forma Statements.

Unaudited Pro Forma Combined Statement of Operations
For the Nine Months Ended September 30, 2001


                                                  Luminant       Lante       Pro Forma       Pro Forma
                                                 Historical    Historical   Adjustments      Combined
Revenues                                        $  59,377     $ 32,619                         $ 91,996

Operating expenses:

Professional services                              34,900       22,952                           57,852
Selling, general and administrative                28,837       25,787                           54,624
Amortization of deferred compensation               1,125        2,119                            3,244
Restructuring charge                                 --         11,740                           11,740
Goodwill and other intangibles amortization        46,376         --          (45,970)(H)           406
Impairment of goodwill                             58,354         --          (58,354)(I)           --
                                                ---------     --------      ---------          --------
Total operating expenses                          169,592       62,598       (104,324)          127,866
                                                ---------     --------      ---------          --------
Income (loss) from operations                    (110,215)     (29,979)       104,324           (35,870)

Other income (expense), net                        (2,334)       2,971          2,334 (J)         2,971
                                                ---------     --------      ---------          --------

Income (loss) before income taxes                (112,549)     (27,008)       106,658           (32,899)

Income tax benefit (provision)                       --          9,990           (863)(K)         9,127
                                                ---------     --------      ---------          --------

Net income (loss) and net income (loss)
available to common shareholders                $(112,549)    $(17,018)     $ 105,795          $(23,772)
                                                =========     ========      =========          ========

Earnings (loss) per share                       $   (3.90)    $  (0.44)     $    2.73          $  (0.61)

Weighted average shares                            28,861       38,798         38,798            38,798

----------

                  See Notes to Unaudited Pro Forma Statements.

Unaudited Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2000

                                                        Luminant        Lante        Pro Forma        Pro Forma
                                                       Historical     Historical    Adjustments       Combined
Revenues                                               $ 134,630      $  76,089                       $ 210,719

Operating expenses:
Professional services                                     83,699         44,080                         127,779
Selling, general and administrative                       66,063         53,821                         119,884
Amortization of deferred compensation                      1,734          2,541                           4,275
Restructuring charge                                       7,664          8,100                          15,764
Bad debt expense                                          13,371           --                            13,371
Goodwill and other intangibles amortization              125,830           --         (124,775)(H)        1,055
Goodwill related to abandonment of operations            114,455           --         (114,455)(I)          --
                                                       ---------      ---------      ---------        ---------

Total operating expenses                                 412,816        108,542       (239,230)         282,128

Income (loss) from operations                           (278,186)       (32,453)       239,230          (71,409)

Other income (expense), net                                 (750)         5,157            750 (J)        5,157
Write-down of investments                                   --           (3,851)                         (3,851)
                                                       ---------      ---------      ---------        ---------

Income (loss) before income taxes                       (278,936)       (31,147)       239,980          (70,103)

Income tax benefit (provision)                              --            9,939           (239)(K)        9,700
                                                       ---------      ---------      ---------        ---------

Net income (loss)                                       (278,936)       (21,208)       239,741          (60,403)

Dividends and accretion on mandatorily
redeemable preferred stock                                  --             (234)                           (234)
                                                       ---------      ---------      ---------        ---------

Net income (loss) available to common shareholders     $(278,936)     $ (21,442)     $ 239,741        $ (60,637)
                                                       =========      =========      =========        =========

Earnings (loss) per share                              $  (10.55)     $   (0.60)     $    6.70        $   (1.69)

Weighted average shares                                   26,441         35,798         35,798           35,798

----------

                  See Notes to Unaudited Pro Forma Statements.

Notes to Unaudited Pro Forma Statements

The fair value of the assets purchased and the purchase price is comprised of the following components:


                                                (in thousands)
Fair value of assets acquired
-----------------------------
Fixed assets                                        $1,371
Accounts receivable, net                               808
Customer contracts & alliance agreements               513
Client lists                                           684
Other intangible assets                                400
Goodwill                                             3,003
                                                    ------

                                                    $6,779
                                                    ======

Purchase price
Cash                                                $6,238
Transaction costs                                      238
Liability associated with the transaction              303
                                                    ------

                                                    $6,779
                                                    ======


(A) The amounts in the Luminant Adjustments column in the Unaudited Pro Forma Combined Balance Sheet represent the elimination of Luminant assets and liabilities not acquired by the Company.

(B) The amount represents the net cash payment associated with the purchase of Luminant.

(C) The amount represents the fair value of the intangible assets acquired through the acquisition of Luminant.

(D) The amount represents the excess purchase price of acquiring Luminant over the fair value of the assets purchased. Included in this amount is a value of $1,591 for assembled workforce that is included in Goodwill. This intangible asset is considered to have an indefinite life.

(E) The Company recorded a fair value adjustment to property, plant and equipment acquired in the transaction.

(F) The amount represents the accrued transaction costs (legal, accounting, etc.) and a liability in terminating a lease associated with the transaction.

(G) These adjustments represent the elimination of Luminant's historical equity balances.

(H) The adjustment represents the amortization of definite-lived intangible assets Lante acquired from Luminant. Cusotomer contracts & alliance agreements of $513 are amortized over 12-24 months, client lists and other intangible assets of $684 and $400, respectively, are amortized over 24 months. Also included in this adjustment is the reversal of goodwill previously amortized by Luminant. Under recently issued accounting guidance, SFAS 142, Goodwill and Other Intangible Assets, intangible assets with indefinite lives should not be amortized.

(I) The adjustment represents the elimination of a goodwill impairment charge that was recorded by Luminant under previous accounting guidance.

(J) The adjustment represents the elimination of interest expense associated with Luminant's business as the Luminant debt balances were not acquired in the transaction.

(K) The adjustment represents the tax effect of the pro forma adjustments made in the Unaudited Pro Forma Combined Statements of Operations.